SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                SEPTEMBER 2, 1997

                          GUARDIAN INTERNATIONAL, INC.
                 (Formerly Everest Security Systems Corporation,
  formerly Everest Funding Corporation, formerly Burningham Enterprises, Inc.)
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             (Exact name of the registrant as specified in charter)

       NEVADA                      0-28490                     58-1799634
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(State of Incorporation)    (Commission File Number)    (I.R.S. Employer ID No.)


             3880 NORTH 28TH TERRACE, HOLLYWOOD, FLORIDA 33020-1118
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                    (Address of principal executive offices)
                         Telephone Number (954) 926-5200














                                      NONE
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             (Former name or address, if changed since last report)

ITEM 5.  OTHER EVENTS

Guardian International, Inc. (symbol GIIS) ("Guardian") announced on September 1, 1997, that it has terminated its Agreement and Plan of Merger with SPS Holdings, Inc. ("SPS") and the merger has been abandoned as a result of SPS's inability to obtain a required third party consent by August 31, 1997. While no definitive agreement has been reached, Guardian is continuing discussions with SPS regarding another possible transaction.

Guardian provides alarm monitoring services as well as design, installation and service of quality security and fire alarm systems throughout Florida. Guardian is currently ranked number 90 in the SDM Magazine listing of the top 100 companies in the industry according to 1996 revenues. Guardian is also an active participant in acquiring monthly account revenue through its acquisition programs.

Guardian trades on the NASD Bulletin Board under the symbol "GIIS".

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        Guardian International, Inc.




SIGNATURE                 TITLE                               DATE
---------                 -----                               ----
/s/  Richard Ginsburg     President, Chief Executive Officer  September 2, 1997
---------------------         and Director
Richard Ginsburg